                                        OPPENHEIMER DEVELOPING MARKETS FUND
                                      Supplement dated August 24, 2004 to the
                                         Prospectus dated October 23, 2003

     This  supplement  amends the Prospectus of Oppenheimer  Developing  Markets
Fund (the "Fund") dated October 23, 2003,  and is in addition to the  supplement dated July 6, 2004.  The Prospectus  supplement  dated July 19, 2004 is replaced with this supplement.

1. The section  titled  "Portfolio  Managers"  on page 13 of the  Prospectus  is deleted  and  replaced  with the  following,  to  reflect a change in  portfolio managers anticipated to take effect as of that date:

Portfolio  Managers.  The  portfolio  managers of the Fund are Rajeev Bhaman and
(effective  August  16,  2004) Mark  Madden.  They are the  persons  principally responsible for the day-to-day management of the Fund's portfolio. Mr. Bhaman is a Vice  President of the Fund and of the Manager and portfolio  manager of other
Oppenheimer  funds,  and has  been  portfolio  manager  of the  Fund  since  its inception in 1996. Mr. Madden became Vice President of the Manager and portfolio manager of the Fund on August 16, 2004. Prior to joining the Manager, he was the
Managing  Director of the Global  Emerging  Markets  Team at Pioneer  Investment
Management,  Inc. from  November  2000-July  2004 and Senior Vice  President and
Portfolio Manager from December 1998-October 2000.

2. The section  entitled  "WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST?" on pages
14 and 15 is deleted and replaced with the following:

WHAT IS THE  MINIMUM  AMOUNT  YOU  MUST  INVEST?  In most  cases,  you are  only permitted to buy Fund shares with a minimum  initial  investment of $25,000.  An existing shareholder may make additional investments at any time thereafter with as little as $50, however,  purchases made subsequent to the initial  investment
(i) may not exceed $2,000 per  shareholder in any one calendar  month,  and (ii)
may not be made by phone or via the internet.

In the following  circumstances,  you can buy Fund shares with a minimum initial investment of $1,000 and make additional  investments at any time with as little as $50, regardless of the amount invested per month:

o Purchases made through retirement plans that are held in omnibus accounts.

o Purchases made pursuant to automatic rebalancing in OppenheimerFunds Portfolio
Builder accounts.

o Purchases made through wrap-fee platforms sponsored by certain  broker-dealers that have an agreement with the Fund's distributor.

o Direct  Rollover/Change of Trustee Requests received by the Fund's Distributor prior to May 3, 2004,  directing the current  trustee/custodian  to liquidate or transfer  in kind the  assets  held in a  non-OppenheimerFunds  retirement  plan account to an OppenheimerFunds retirement plan account with OFI Trust Company as
Trustee.

o The minimum  investment  requirement  does not apply to reinvesting  dividends from  the  Fund or  other  Oppenheimer  funds  (a list  of them  appears  in the
Statement  of  Additional  Information,  or you can ask your  dealer or call the
Transfer Agent), or reinvesting  distributions  from unit investment trusts that have made arrangements with the Distributor.

3. The first  bullet of the  paragraph  captioned  "ACCOUNTLINK"  on pages 22 is deleted and replaced with the following, to explain that AccountLink lets you:

o transmit  funds  electronically  to purchase  shares by  telephone  (through a service  representative or for new accounts only, by PhoneLink) or automatically under Asset Builder Plans, or

4. The  paragraph  captioned  "Purchasing  Shares"  on pages 23 is  deleted  and replaced with the following:

Purchasing Shares. You may purchase shares (for new accounts only) in amounts up to  $100,000  by phone,  by calling  1.800.225.5677.  You must have  established
AccountLink  privileges to link your bank account with the Fund to pay for these purchases.

August 24, 2004                                              PS0785.019